Great-West Life & Annuity
       Insurance Company

                                                     If you have any questions or need
                                                     help completing this application,
                                                    call the Schwab Insurance Center at
                                                            1-888-560-5938 from
                                                   6:00 A.M. to 4:30 P.M. Pacific time.


                                    SCHWABsignature(TM)ANNUITY

                          Variable Annuity Application


       Contract Owner:                           Joint Contract Owner:
                                                 (Spouse only)
       ----------------------------------------- ----------------------------------------
       ----------------------------------------- ----------------------------------------
       Full Legal Name                           Full Legal Name



       ----------------------------------------- ----------------------------------------
       ----------------------------------------- ----------------------------------------
       Street Address  (no P.O. Box please)      Street Address


       ----------------------------------------- ----------------------------------------
       ----------------------------------------- ----------------------------------------
       Street Address (continued)                Street Address (continued)


       ----------------------------------------- ----------------------------------------
       ----------------------------------------- ----------------------------------------
       City, State Zip                           City, State Zip


       ----------------------------------------- ----------------------------------------
       ----------------------------------------- ----------------------------------------
       email Address                             email Address

       ----------------------------------------- ----------------------------------------
       ----------------------------------------- ----------------------------------------
       Phone - daytime                           Phone - daytime

       ----------------------------------------- ----------------------------------------
       ----------------------------------------- ----------------------------------------
       Phone - evening                           Phone - evening


       Social Security # or Tax ID               Social Security # or Tax ID

       Date of Birth                             Date of Birth


       Gender                                    Gender























 Contract
 Owner is
 a non-
 natural
 person (i.e.
 trust,
 corporation
 etc.)






 Fill out this section ONLY if the Contract Owner is NOT an individual person.






Beneficiary
If you need additional space, please use a separate sheet.
If no Beneficiary is named, the Owner's estate will be deemed to be the Beneficiary.

  ------------------------- ---------------
Name (first/middle/last)  Birth date Percentage Relationship

  ------------------------- ---------------
Name (first/middle/last)  Birth date Percentage Relationship

  ------------------------- ---------------
Name (first/middle/last)  Birth date Percentage Relationship

            Percentages must equal 100%. (Please use whole numbers; no fractional percentages)


Contingent Beneficiary
If you need additional space, please use a separate sheet. The naming of a Contingent Beneficiary is optional.

  ------------------------- ---------------
Name (first/middle/last)  Birth date Percentage Relationship

  ------------------------- ---------------
Name (first/middle/last)  Birth date Percentage Relationship

  ------------------------- ---------------
Name (first/middle/last)  Birth date Percentage Relationship

            Percentages must equal 100%. (Please use whole numbers; no fractional percentages)


How will you pay for this annuity?
Minimum initial contribution: $5,000.
Subsequent minimum contributions: $500; $100 if paid through an Automatic Bank Draft.

  Transfer $____________ from my Schwab brokerage account number__________________.

  Debit my checking account (Automatic Bank Draft).

  Transfer the entire balance from my existing annuity or life insurance policy.

         Check is attached.
                Make check payable to Great-West Life & Annuity Insurance Company.


Death Benefit
Select one: Mortality & Expense Charge
 Death Benefit Option 1 - Return of Account
Value....................................................... .65% Death Benefit
 Option 2 - Guaranteed Minimum Death
Benefit.................................... .85%

Sub-Account Initial premium will be allocated to the Money Market sub-account for 15 days following the date Allocation on which we deliver your contract to your Personal Folder and/or mail it to you.

 After this period, please allocate my initial purchase payment to the following
Sub-Accounts:
                        Total allocation must equal 100%.
      You may change your allocations at any time online or by calling the
 Schwab Insurance Center at 1-888-560-5938 from 6:00 A.M. to 4:30 P.M. Pacific time.

Replacement    Will the proposed contract replace any existing annuity or insurance contract (including any Great-West Life & Annuity
               Insurance Company contracts)? State law requires that you provide this information when you replace any life insurance policy or annuity contract with another.

               YES, this will replace the life insurance policy or annuity listed below.

               NO, this will not replace another life insurance policy or annuity.


         Note: Carefully consider whether a replacement is in your best interest by making a comparison of your existing contract and the proposed one. We encourage you to contact your current insurance company to determine if there are any charges or penalties that will be assessed upon replacement.



Annuitization Unless otherwise indicated, annuity payments will begin on the Annuitant's
91st birthday.

You
 may choose when you would like to annuitize.  Note:  This date can be changed at any time up to
 30 days before the start of annuity payments.
 I would like annuity payments to begin
   ( month / year  )


Agent Agent Signature Date





Annuity contracts are issued by Great-West Life & Annuity Insurance Company, 8515 East
Orchard Road, Greenwood Village, Colorado, 80111.
Charles Schwab & Co., Inc. is the broker/dealer and insurance agency.



For Internal Use Only:  Do you have reason to believe the annuity applied for will replace
any life insurance or annuity with us or with any other company?   Yes     No



                --------------- -----------
                 Full Legal     Taxpayer
                Name            ID No.
                --------------- -----------
                --------------- -----------
                 Street         City,
                Address         State Zip
                --------------- -----------
                --------------- -----------
                 e-mail
                Address


Annuitant:                       Contingent Annuitant:
  Annuitant is the same as         Contingent Annuitant is the same as Owner
  Owner.                           Contingent Annuitant is the same as Joint
                                   Owner


-------------------------------- ---------------------------------------------
-------------------------------- ---------------------------------------------
Full Legal Name                  Full Legal Name


-------------------------------- ---------------------------------------------
-------------------------------- ---------------------------------------------
Street Address                   Street Address


-------------------------------- ---------------------------------------------
-------------------------------- ---------------------------------------------
Street Address (continued)       Street Address (continued)

-------------------------------- ---------------------------------------------
-------------------------------- ---------------------------------------------
City, State Zip                  City, State Zip

-------------------------------- ---------------------------------------------
-------------------------------- ---------------------------------------------
email Address                    email Address

-------------------------------- ---------------------------------------------
-------------------------------- ---------------------------------------------
Phone                            Phone
Social Security # or Tax ID      Social Security # or Tax ID

Date of Birth                    Date of Birth

Gender                           Gender

     --------- ---------------------------------- ------- -------------------------------
                                                          Janus Aspen Series Growth and
     _____%    AIM V.I. High Yield Fund -                 Income Portfolio -
               Series I Shares                    _____%  Institutional Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
                                                          Janus Aspen Series Worldwide
     _____%    AIM V.I. - Technology Fund -       _____%  Growth Portfolio -
               Series I Shares                            Institutional Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Alger American Balanced            _____%  JPMorgan Small Company
               Portfolio - Class O Shares                 Portfolio
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Alger American Growth Portfolio    _____%  Liberty Ridge Large Cap
                                                          Growth Portfolio
                                                          (formerly PBHG Insurance
               - Class O Shares                           Series Large Cap Growth)
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Alger American MidCap Growth       _____%  Oppenheimer Global Securities
               Portfolio - Class O Shares                 Fund/VA
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    AllianceBernstein VPS Growth &     _____%  Oppenheimer International
               Income Fund - Class A Shares               Growth Fund
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
                                                          PIMCO VIT High Yield
     _____%    AllianceBernstein VPS Growth       _____%  Portfolio - Administrative
               Portfolio - Class A Shares                 Class Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
               AllianceBernstein VPS Real                 PIMCO VIT Low Duration
     _____%    Estate Investment Portfolio -      _____%  Portfolio - Administrative
               Class A Shares                             Class Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
               AllianceBernstein VPS Utility
     _____%    Income Portfolio - Class A         _____%  PIMCO VIT Total Return
               Shares                                     Administration
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    AllianceBernstein VPS Worldwide    _____%  Pioneer Fund
               Privatization A
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    American Century VP Balanced       _____%   Pioneer Small Cap Value Fund
               Fund - Original Class Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    American Century Income & Growth   _____%  Schwab MarketTrack Growth
               Fund - Original Class Shares               Portfolio II(TM)
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
               American Century VP
     _____%    International Fund - Original      _____%  Schwab Money Market
               Class Shares                               Portfolio(TM)
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
                                                          Schwab S&P Index 500
               American Century VP Value Fund -           Portfolio
     _____%    Original Class Shares              _____%  (formerly Schwab S&P 500
                                                          Portfolio)
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Baron Capital Asset Fund -         _____%  Scudder Variable Series II
               Insurance Shares                           Blue Chip
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Delaware VIP Growth                _____%  Scudder Variable Series I
               Opportunities Series                       Capital Growth Portfolio -
                                                          Class A Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Delaware VIP Small Cap Value       _____%  Scudder Variable Series II
               Series - Standard Class                    Large Cap Value A
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Dreyfus GVIT Mid Cap Index Fund    _____%  Scudder Variable Series II
               - Class II                                 Small Cap Growth Portfolio -
                                                          Class A Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Dreyfus Investment Portfolios      _____%  Scudder Variable Series II
               MidCap Stock Portfolio - Initial           SVS Dreman High Return Equity
               Shares                                     Portfolio
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Dreyfus Variable Investment Fund   _____%  Scudder VIT EAFE(R) Equity
               Appreciation Portfolio - Initial           Index Fund - Class A Shares
               Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
               Dreyfus Variable Investment Fund
     _____%    Developing Leaders Portfolio -     _____%  Scudder VIT Small Cap Index
               Initial Shares                             Fund - Class A Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
               Dreyfus Variable Investment Fund
     _____%    Growth and Income Portfolio -      _____%  Van Kampen LIT Comstock I
               Initial Shares
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Federated Fund for US Government   _____%  Van Kampen LIT Growth &
               Securities II                              Income I
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
     _____%    Federated International Equity     _____%  Wells Fargo Advantage
                                                          Discovery Fund - Class VT
                                                          Shares (formerly Strong Mid
               Fund II                                    Cap Growth Fund II)
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
                                                          Wells Fargo Advantage
               Janus Aspen Series Balanced                Opportunity Fund - Class VT
     _____%    Portfolio - Institutional Shares   _____%  Shares (formerly Strong
                                                          Opportunity Fund II)
     --------- ---------------------------------- ------- -------------------------------
     --------- ---------------------------------- ------- -------------------------------
               Janus Aspen Series Flexible Bond
               Portfolio - Institutional Shares
     _____%    (formerly Janus Aspen Flexible
               Income Portfolio)
     --------- ---------------------------------- ------- -------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]








               --------------------------- ----------------
               --------------------------- ----------------
               Annuitant/Insured on
                              Existing
                              Policy

               --------------------------- ----------------
               --------------------------- ----------------
               Agent Signature
               --------------------------- ----------------
               --------------------------- ----------------
               Existing Company

               --------------------------- ----------------
               --------------------------- ----------------
               Policy No.                  Approximate
                                    Amount $

[GRAPHIC OMITTED][GRAPHIC OMITTED]
Automatic
Bank Draft
From
                ------------------------------------- ------------------------------------
                ------------------------------------- ------------------------------------
(optional) Bank Name ABA Number


                ------------------------------------- ------------------------------------
                ------------------------------------- ------------------------------------
                Bank Street Address                   City, State Zip


                ------------------------------------- ------------------------------------
                ------------------------------------- ------------------------------------
                Automatic bank draft start date       Checking Account #


                ------------------------------------- ------------------------------------
                ------------------------------------- ------------------------------------
                Initial Amount Additional Monthly Amount I/We hereby request and authorize the above-referenced bank (the "Bank") to charge my/our account checks or electronic fund transfer debits
                processed by and payable to the order of Great-West Life &
                Annuity Insurance Company, Annuity Administration Department,
                P.O. Box 173920, Denver, CO 80217-3920 provided there are
                sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or
                employee of Great-West Life & Annuity Insurance Company to sign such checks. I/We agree that the Bank's rights in respect to each such check shall be the same as if it were a check drawn on the Bank and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until the Bank actually receives such notice, I/we agree that the Bank shall be fully protected in honoring any such check or electronic fund transfer debit. In addition to regular bank draft, I/we
                authorize such ad hoc drafts as are requested through the Schwab
                Insurance Center. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, the
                Bank shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.



                ------------------------------------- ------------------------------------
                ------------------------------------- ------------------------------------
                Signature(s) EXACTLY as shown on Signature(s) EXACTLY as shown on bank records bank records


                ------------------------------------- ------------------------------------
                ------------------------------------- ------------------------------------
                Print full legal name(s)  Date        Print full legal name(s)  Date


Fraud Any person who, knowingly and with intent to defraud any insurance company Warning or other person, files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

[GRAPHIC OMITTED][GRAPHIC OMITTED]
Signatures    I understand that I am applying for a Flexible Premium Variable
              Annuity, Contract Form J444, issued by Great-West Life & Annuity
              Insurance Company. I declare that all statements made on this application are true to the best of my knowledge and belief.

              I acknowledge receipt of the prospectus for the variable annuity contract. I believe the contract is suitable for my retirement and insurance needs. I understand that amounts allocated to a Sub-Account are variable and are not guaranteed as to dollar amount.


              I hereby direct that my telephone instructions to the Schwab Insurance Center and/or those I submit via any Internet site and /or e-mail address as identified in the prospectus, be honored for transactions unless otherwise notified by me in writing. I understand that telephone calls may be recorded to monitor the quality of service I receive and to verify contract transaction information. The Schwab Insurance Center will use reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. If such procedures are followed, Great-West Life & Annuity Insurance Company will not be liable for any losses due to unauthorized or fraudulent instructions. If a transfer from my Schwab brokerage account is indicated in this application, I authorize Schwab to transfer the amount specified. I certify under penalty of perjury that the taxpayer identification numbers listed on this application are correct and that I am not subject to backup withholding. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here

              ----------------------------------- ----------------------------------------
              ----------------------------------- ----------------------------------------
              Signature of Contract Owner  Date   Signature of Joint Contract Owner
                                                  Date


              ----------------------------------- ----------------------------------------
              ----------------------------------- ----------------------------------------
              Full Name of Contract Owner         Full Name of Joint Contract Owner


              ----------------------------------- ----------------------------------------



--------------------   ---------   ----------    ------    ------
Signature (if          Rep         Source        Lead      Date
required)              Code        Code          Source